Income Tax Disclosure: INCOME TAXES POLICY: Provision for income taxes (Details) (USD $)	8 Months Ended	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2012
Income tax expense at statutory rate	$ (5,790)	$ (28,340)
Net deferred tax asset	5,790	28,340
NOL carryover	$ (5,790)	$ (28,340)
Valuation Allowance, Commentary	5,790	28,340